SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2003

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland	333-86234	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of the Mallard Lake and West by Northwest Distribution Facilities.  We filed a Form 8-K dated October 29, 2003, on November 12, 2003 with regard to the acquisition of two distribution facilities located in Chicago, Illinois (the “Mallard Lake Distribution Facility”) and Houston, Texas (the “West by Northwest Distribution Facility”) without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

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Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Mallard Lake Distribution Facility:

Independent Auditors’ Report

Statements of Revenue and Certain Expenses for the Six Months Ended June 30, 2003 (Unaudited) and for the Year Ended December 31, 2002

Notes to Statements of Revenue and Certain Expenses

West by Northwest Distribution Facility:

Independent Auditors’ Report

Statements of Revenue and Certain Expenses for the Nine Months Ended September 30, 2003 (Unaudited) and for the Year Ended December 31, 2002

Notes to Statements of Revenue and Certain Expenses

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2003 (Unaudited)

Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2003 (Unaudited)

Pro Forma Consolidated Statements of Operations for the For the Year Ended December 31, 2002 (Unaudited)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c) Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations for the Year ended December 31, 2002 (Unaudited)

Note to Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (Unaudited)

(d) Exhibits:

Exhibit Number	Exhibit Title

99.1	Press Release dated October 29, 2003*

* Previously filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 12, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

January 9, 2004
	By:	/s/	Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

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Independent Auditors’ Report

The Board of Directors

Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Mallard Lake Distribution Facility located in Hanover Park, Illinois (the Property) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 2. The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Mallard Lake Distribution Facility for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado

November 14, 2003

Mallard Lake Distribution Facility

Statements of Revenue and Certain Expenses

	For the Nine Months Ended September 30, 2003	For the Year Ended December 31, 2002
	(Unaudited)

REVENUE:
Rental revenue	$721,989	$957,577
Other revenue	1,275	14,412
Total revenue	723,264	971,989

CERTAIN EXPENSES:
Repairs and maintenance	—	4,968
Management fees	9,758	13,264
Other operating expenses	1,999	5,020
Total expenses	11,757	23,252
EXCESS OF REVENUE OVER CERTAIN EXPENSES	$711,507	$948,737

The accompanying notes are an integral part of these financial statements.

Mallard Lake Distribution Facility

Notes to Statements of Revenue and Certain Expenses

as of December 31, 2002

Note 1—Business

The accompanying statement of revenue and certain expenses reflects the operations of the Mallard Lake Distribution Facility (the “Property”). Completed in 1999, the Property contains a one-story distribution facility with 39 foot clear heights, approximately 222,122 rentable square feet and is located on approximately 11.8 acres of land. As of December 31, 2002, the Property was 100% occupied by a single tenant.

The Property was acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) from an unrelated party on October 29, 2003 for a purchase price of $10,978,631, which was paid with the proceeds from the Company’s public offering under the registration statement filed on April 15, 2002, as amended. In addition, The Company incurred approximately $390,900 in related acquisition costs (including an acquisition fee of $329,400 payable to the Company’s related advisor, Dividend Capital Advisors LLC), which were capitalized as a cost of acquiring the property.

Note 2—Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses has been prepared for the purposes of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc. and is not intended to be a complete presentation of Mallard Lake Distribution Facility’s revenues and expenses.

The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of September 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2003. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 3—Operating Leases

The Property’s revenue is obtained from tenant rental payments as provided for under a non-cancelable operating lease. The Property is currently 100% “net” leased to a single tenant. “Net” means that the tenant is responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while we, as landlord, have responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. The Company records rental revenue for the full term of the lease on a straight-line basis. In this case where the minimum rental payments increase over the life of the lease, the Company records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received.

Future minimum rental payments due under the lease, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$880,230
2004	945,022
2005	984,570
2006	984,570
2007	984,570
Thereafter	6,865,574
Total	$11,644,536

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

As of December 31, 2002, the Property was 100% leased to a single tenant which operates in the document storage industry. As such all current and future revenues generated from this tenant will exceed 10% of the Properties total rental revenue.

Independent Auditors’ Report

The Board of Directors

Dividend Capital Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the West by Northwest Distribution Facility located in Houston, Texas (the Property) for the year ended December 31, 2002. This financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 2. The presentation is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the West by Northwest Distribution Facility for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Denver, Colorado

November 14, 2003

West by Northwest Distribution Facility

Statements of Revenue and Certain Expenses

	For the Nine Months Ended September 30, 2003	For the Year Ended December 31, 2002
	(Unaudited)

REVENUE:
Rental revenue	$212,318	$707,684
Other revenue	119,761	292,636
Total revenue	332,079	1,000,320
CERTAIN EXPENSES:
Real estate taxes	154,644	203,383
Repair and maintenance	23,825	32,925
Utilities expense	19,779	20,488
Management fees	10,347	19,023
Other operating expenses	19,424	20,648
Total expenses	228,019	296,467
EXCESS OF REVENUE OVER CERTAIN EXPENSES	$104,060	$703,853

The accompanying notes are an integral part of these financial statements.

West by Northwest Distribution Facility

Notes to Statements of Revenue and Certain Expenses

as of December 31, 2002

Note 1—Business

The accompanying statement of revenue and certain expenses reflects the operations of the West by Northwest Distribution Facility (the “Property”). Completed in 1997, the Property contains a one-story distribution facility with 30 foot clear heights, 189,467 rentable square feet and is located on approximately 9.5 acres of land. As of December 31, 2002, the Property was 100% occupied by two tenants.

The Property was acquired by Dividend Capital Trust Inc. and subsidiary (the “Company”) from an unrelated party on October 30, 2003 for a purchase price of $8,275,000, which was paid with the proceeds from the Company’s public offering under the registration statement filed on April 15, 2002, as amended. In addition, The Company incurred approximately $322,000 in related acquisition costs (including an acquisition fee of $248,250 payable to the Company’s related advisor, Dividend Capital Advisors LLC), which were capitalized as a cost of acquiring the property.

Note 2—Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses has been prepared for the purposes of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc. and is not intended to be a complete presentation of West by Northwest’s revenues and expenses.

The accounting records of the Property are maintained on the accrual basis. The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Property.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Interim Information (unaudited)

In the opinion of management, the unaudited information as of September 30, 2003 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the nine months ended September 30, 2003. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 3—Operating Leases

The Property’s revenue is obtained from tenant rental payments as provided for under a non-cancelable operating lease. The Property is currently 100% “net” leased to a single tenant. “Net” means that the tenant is responsible for repairs, maintenance, property taxes, utilities, insurance and other operating costs while we, as landlord, have responsibility for capital repairs or replacement of specific structural components of a property such as the roof of the building, the truck court and parking areas, as well as the interior floor or slab of the building. The Company records rental revenue for the full term of the lease on a straight-line basis. In this case where the minimum rental payments increase over the life of the lease, the Company records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received.

Future minimum rental payments due under the lease, excluding tenant reimbursements of operating expenses, as of December 31, 2002, are as follows:

Year Ending December 31:
2003	$283,185
2004	622,492
2005	704,817
2006	727,553
2007	246,307
Thereafter	—
Total	$2,584,354

Tenant reimbursements of operating expenses are included in other revenue on the accompanying statement of revenue and certain expenses.

As of December 31, 2002, the Property was 100% leased to a single tenant that operates in the high tech manufacturing industry. As such, all current and future revenues generated from this tenant will exceed 10% of the Properties total rental revenues.

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Financial Information

(Unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of September 30, 2003 as adjusted for the acquisitions of the Rancho Business Center, Mallard Lake and West by Northwest as if these transactions had occurred on September 30, 2003.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 combine the historical operations of the Company with the historical operations of acquired properties as if these transactions had occurred on January 1, 2002.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Consolidating Balance Sheet

As of September 30, 2003

(Unaudited)

	DCT Historical	Rancho Business Center		Mallard Lake		West by Northwest		Pro Forma Adjustments		Pro Forma Consolidated

ASSETS
Real Estate	34,876,256	9,281,409	(b)	10,122,156	(b)	7,526,436	(b)	—		61,806,257
Intangible lease costs	4,560,182	556,985	(b)	1,247,414	(b)	1,070,491	(b)	—		7,435,072
Acc. Dep. & Amort	(428,668)	—		—		—		—		(428,668)
Net Investment in Real Estate	39,007,770	9,838,394		11,369,570		8,596,927		—		68,812,661

Cash and cash equivalents	16,415,362	(9,775,841	)(a)	(11,087,705	)(a)	(7,668,438	)(a)	13,340,320	(g)	1,223,698
Restricted cash	—	525,383	(c)	—		—		—		525,383
Other assets, net	1,551,852	(512,551	)(d)	(231,865	)(d)	(348,232	)(d)	—		459,204
Total Assets	56,974,984	75,385		50,000		580,257		13,340,320		71,020,946

LIABILITIES & SHAREHOLDERS’ EQUITY
Liabilities:
Accounts Payable & Accrued Expenses	591,531	30,385	(e)	—	(e)	164,399	(e)	—		786,315
Dividends Payable	695,850	—		—		—		—		695,850
Other liabilities	458,699	45,000	(e)	50,000	(e)	415,858	(f)	—		969,557
Intangible Lease Liability, net	127,421	—		—		—		—		127,421
Total Liabilities	1,873,501	75,385		50,000		580,257		—		2,579,143
Minority Interest	1,000	—		—		—		—		1,000

Shareholders’ Equity:
Common Stock	63,981	—		—		—		15,246	(g)	79,227
Additional Paid-in-Capital	55,920,950	—		—		—		13,325,074	(g)	69,246,024
Distributions in Excess of Earnings	(884,448)	—		—		—		—		(884,448)
Total Shareholders’ Equity	55,100,483	—		—		—		13,340,320	(g)	68,440,803
Total Liabilities & Shareholders’ Equity	56,974,984	75,385		50,000		580,257		13,340,320		71,020,946

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Statement of Operations

For the Nine Months Ended September 30, 2003

(Unaudited)

	DCT Corporate	Nashville Facility		Chickasaw Facility		Rancho Business Center		Mallard Lake		West by Northwest		Pro Forma Adjustments		Consolidated

REVENUE:
Rental revenue	960,115	902,677	(1)	598,888	(4)	580,300	(1)	721,989	(4)	212,318	(4)			3,976,287
Other income	50,748	—		203,143	(4)	155,770	(5)	1,275	(4)	119,761	(4)			530,697
Total Income	1,010,863	902,677		802,031		736,070		723,264		332,079		—		4,506,984
EXPENSES:
Operating Expenses	88,978	—		217,995	(4)	155,770	(5)	11,757	(4)	228,019	(4)			702,519
Depreciation & amortization	428,391	343,017	(2)	362,726	(4)(2)	180,475	(2)	201,060	(4)(2)	155,606	(4)(2)			1,671,275
Interest expense	164,263	173,073	(3)	—		—		—		—				337,336
General and administrative expenses	223,491	—		—		—		—		—				223,491
Total Operating Expenses	905,123	516,090		580,721		336,245		212,817		383,625		—		2,934,621
NET INCOME (LOSS)	105,740	386,587		221,310		399,825		510,447		(51,546)		—		1,572,363

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	2,160,712											5,761,962	(6)	7,922,674
Diluted	2,180,712											5,761,962	(6)	7,942,674
NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$0.05													$0.20

Dividend Capital Trust Inc. and Subsidiary

Pro Forma Statement of Operations

For the Year Ended December 31, 2002

(Unaudited)

	DCT Corporate	Nashville Facility		Chickasaw Facility		Rancho Business Center		Mallard Lake Facility		West by Northwest Facility		Pro Forma Adjustments		Consolidated

REVENUE:
Rental revenue	—	2,040,546	(1)	649,849	(4)	773,733	(1)	957,577	(4)	707,684	(4)	—		5,129,389
Other income	155	—		91,381	(4)	207,693	(5)	14,412	(4)	292,636	(4)	—		606,277
Total Income	155	2,040,546		741,230		981,426		971,989		1,000,320		—		5,735,666
EXPENSES:
Operating Expenses	—	—		262,178	(4)	207,693	(5)	23,252	(4)	296,467	(4)	—		789,590
Depreciation & amortization	—	823,241	(2)	725,453	(4)(2)	240,633	(2)	268,079	(4)(2)	207,475	(4)(2)	—		2,264,881
Interest expense	—	398,702	(3)	—		—		—		—		—		398,702
General and administrative expenses	212,867	—		—		—		—		—		—		212,867
Total Operating Expenses	212,867	1,221,943		987,631		448,326		291,331		503,942		—		3,666,040
NET INCOME (LOSS)	(212,712)	818,603		(246,401)		533,100		680,658		496,378		—		2,069,626

Minority Interest	200,000	—		—		—		—		—		—		200,000
NET INCOME (LOSS)	(12,712)	818,603		(246,401)		533,100		680,658		496,378		—		2,269,626
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	200											7,922,474	(6)	7,922,674
Diluted	200											7,942,474	(6)	7,942,674
NET INCOME (LOSS) PER COMMON SHARE
Basic and Diluted	$(63.56)													$0.29

Dividend Capital Trust Inc. and Subsidiary

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2003:

(a)                                  Cash paid for the acquisitions closed subsequent to September 30, 2003 consists of the following:

	Rancho Business Center	Mallard Lake	West by Northwest
Purchase Price	$10,001,955	$10,978,631	$8,275,000
Closing Costs	5,898	715	445
Acquisition fee paid to affiliate	298,373	329,359	248,250
Less:
Earnest money	500,000	221,000	330,000
Credit for Tenant Security Deposits	—	—	21,336
Credit for Tenant Improvement Allowance	—	—	290,000
Credit for Pre-paid Rents	—	—	49,522
Credit for Real Estate Taxes	30,385	—	164,399
Cash paid at closing	9,775,841	11,087,705	7,668,438
Add:
Earnest money	500,000	221,000	330,000
Credits	30,385	—	525,257
Estimated remaining closing costs	45,000	50,000	55,000
Due Diligence costs	12,551	10,865	18,232
Total Acquisition Costs	$10,363,777	$11,369,570	$8,596,927

(b)                                 The purchase price of these acquisitions were allocated to tangible and intangible assets in accordance with SFAS No. 141, “Business Combinations.”

(c)                                  This amount consists of a restricted cash item related to an allowance for tenant improvements.

(d)                                 These amounts represent deferred acquisition costs that were reclassed to investment in real estate. Deferred acquisition costs are costs incurred prior to the closing of the acquisition such as due diligence costs.

(e)                                  This amount consists of tenant deposits, accrued real estate taxes and management’s estimate on remaining acquisition costs.

(f)                                    This amount consists of tenant deposits, management’s estimate on remaining acquisition costs and a liability for a commitment to tenant improvements of $290,000.

(g)                                 A certain amount of capital was raised through the Company’s public offering after September 30, 2003 which was used to fund the Rancho Business Center, Mallard Lake and West by Northwest. As such, management included the number of shares that were sold subsequent to September 30, 2003 through October 30, 2003, the date of the latest acquisition in order to facilitate adequate funding of these acquisitions.

Shares Sold from October 1 through October 30, 2003	1,524,608
Gross Proceeds	$15,246,080
Less Selling Costs	(1,905,760)
Net Proceeds	$13,340,320

Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2003 and for the Twelve Months Ended December 31, 2002:

(1)                                  This amount of rental revenue reflects the monthly rental rates of the in-place leases as of September 30, 2003 or the date of acquisition pro-rated for Pro Forma periods presented and giving effect to the amounts of revenue included in the historical information.

(2)                                  Depreciation and amortization expense for the Pro Forma periods presented is based on the allocation of the purchase price between tangible and intangible assets. The Company depreciates these assets on a straight-line basis over the estimated useful life of the assets. The following table represents the allocation of the total cost of the properties presented:

	Depreciation or Amortization Period	Consolidated
Land	N/A	$10,069,814
Buildings	40 Years	45,837,893
Land Improvements	20 Years	3,486,734
Tenant Improvements	Term of the Lease	2,411,815
Intangible Lease and Acquisition Costs, net	Average Life of Lease	7,307,650
Total Cost		$69,113,906

(3)                                  Interest expense for the Pro Forma periods presented was calculated given the terms of our senior secured note. This senior secured note was paid in full in September 2003 and the Company currently has no outstanding obligations. The following table sets forth the calculation for the pro forma adjustments as if the note was outstanding as of January 1, 2002:

		Pro Forma Amounts
Senior Secured Loan	Interest Rate	For the Nine Month Period	For the Twelve Month Period
$11,350,000	Annual interest rate equal to adjusted LIBOR plus 2.25% or (at the election of Dividend Capital) 1.0% over the Prime rate.	$173,073	$398,702

(4)                                  In accordance with Rule 3.14 of Regulation S-X, the following acquisitions required an audit of the statement of revenue and certain expenses. The pro forma adjustments presented are based on the historical information reported within the audited statement of revenue and certain expenses plus certain adjustments as follows:

Chickasaw

	9-Months				12-Months
	Chickasaw Facility*	Pro Forma Adjustments		Total Pro Forma	Chickasaw Facility*	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	588,729	10,159	(a)	598,888	629,530	20,319	(a)	649,849
Other income	203,143			203,143	91,381			91,381
Total Income	791,872			802,031	720,911			741,230
EXPENSES:
Operating Expenses	217,995			217,995	262,178			262,178
Depreciation & amortization	—	362,726	(b)	362,726	—	725,453	(b)	725,453
Interest expense	—			—	—			—
General and administrative expenses	—			—	—			—
Total Operating Expenses	217,995			580,721	262,178			987,631
NET INCOME (LOSS)	573,877			221,310	458,733			(246,401)

Mallard Lake

	9-Months				12-Months
	Mallard Lake Facility*	Pro Forma Adjustments		Total Pro Forma	Mallard Lake Facility*	Pro Forma Adjustments		Total Pro Forma
REVENUE:
Rental revenue	721,989	—	(a)	721,989	957,577	—	(a)	957,577
Other income	1,275			1,275	14,412			14,412
Total Income	723,264			723,264	971,989			971,989
EXPENSES:
Operating Expenses	11,757			11,757	23,252			23,252
Depreciation & amortization		201,060	(b)	201,060	—	268,079	(b)	268,079
Interest expense				—	—			—
General and administrative expenses				—	—			—
Total Operating Expenses	11,757			212,817	23,252			291,331
NET INCOME (LOSS)	711,507			510,447	948,737			680,658

West by Northwest

	9-Months					12-Months
	West by Northwest Facility*		Pro Forma Adjustments		Total Pro Forma	West by Northwest Facility*		Pro Forma Adjustments		Total Pro Forma

REVENUE:
Rental revenue	212,318	(c)	—	(a)	212,318	707,684	(c)	—	(a)	707,684
Other income	119,761				119,761	292,636				292,636
Total Income	332,079				332,079	1,000,320				1,000,320
EXPENSES:
Operating Expenses	228,019				228,019	296,467				296,467
Depreciation & amortization			155,606	(b)	155,606	—		207,475	(b)	207,475
Interest expense					—	—				—
General and administrative expenses					—	—				—
Total Operating Expenses	228,019				383,625	296,467				503,942
NET INCOME (LOSS)	104,060				(51,546)	703,853				496,378

*                                         As Filed Per Rule 3-14 of Regulation S-X

(a)                                  In accordance with SFAS No. 141, these amounts represent the amortization amounts of the above and below market values of the in-place leases. The intangible lease assets and liabilities are amortized over the life of the lease to rental income.

(b)                                 Depreciation and amortization expense for the Pro Forma periods presented is based on the allocation of the purchase price between tangible and intangible assets. See note (2) for details of the depreciation methods used.

(c)                                  One of the property’s two tenants vacated their space during December 2002. There were no adjustment made to the historical financial information that would consider this vacant space during 2003.

(5)                                  These amounts represent managements estimate of reimbursable operating expenses of the Rancho Business Center pro rated for the periods presented.

(6)                                  For purposes of calculating the pro forma weighted average number of common shares outstanding, management determine the number of shares sold as of the latest acquisition, West by Northwest, which was October 30, 2003. As the pro forma financial information presented assumes these acquisitions occurred on January 1, 2002, the number of shares outstanding as of October 30, 2003 are assumed to have been outstanding as of January 1, 2002 as well.

Dividend Capital Trust Inc. and Subsidiary

Statement of Estimated Taxable Operating Results and Cash

to be Made Available by Operations

For the Year Ended December 31, 2002

(Unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by the Company (including the operations of the recently acquired properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2002.  These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying note, which should be read in conjunction herewith.

Revenue	$5,392,446

Expenses
Operating expenses	789,590
Depreciation and amortization expense	1,767,341
Interest expense	398,702
General and administrative expenses	212,867

Total expenses	3,168,500

Estimated Taxable Operating Income	2,223,946

Add Depreciation and amortization expense	1,767,341

Estimated Cash to be Made Available by Operations	$3,991,287

Dividend Capital Trust Inc. and Subsidiary

Note to Statement of Estimated Taxable Operating Results

And Cash to be Made Available by Operations

(Unaudited)

Note 1 – Basis of Presentation

Depreciation has been estimated based upon an allocation of the purchase price of the Properties to land, building, land improvements and building improvements and assuming (for tax purposes) a 40-year, 20-year and 10-year useful life, respectively, for the depreciable assets applied on a straight-line method.

No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”).  Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.